SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                              April 28, 2003
______________________________________________________________________________
                    (Date of earliest event reported)



                             CFS Bancorp, Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


          Delaware                 000-24611               35-2042093
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)    (IRS Employer
of incorporation)                                         Identification No.)



    707 Ridge Road, Munster, Indiana                          46321
______________________________________________________________________________
(Address of principal executive offices)                   (Zip Code)


                               (219) 836-5500
______________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)




ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________


         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibit is filed herewith.

         Exhibit Number           Description
         ______________           ___________

              99.1           Press Release dated April 28, 2003



ITEM 9.  Regulation FD Disclosure
         ________________________


    On April 28, 2003, CFS Bancorp, Inc. (the "Company") reported its earnings for the quarter ended March 31, 2003.

    The information regarding the Company's results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to the provisions of Release 34-47583 of the U.S. Securities and Exchange Commission.

    For additional information, reference is made to the Company's press release dated April 28, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.




















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             CFS BANCORP, INC.



Date: April 30, 2003         By:  /s/ John T. Stephens
                                  ----------------------------------------
                                  John T. Stephens
                                  Executive Vice President
                                    and Chief Financial Officer





















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